Exhibit 10.3

November 29, 2016

H&E Equipment Services, Inc.

11100 Mead Road

Suite 200

Baton Rouge, Louisiana 70816

Ladies and Gentlemen:

Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of May 21, 2016, (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among H&E Equipment Services, Inc., a Delaware corporation (“H&E Delaware”), Great Northern Equipment, Inc., a Montana corporation (“Great Northern”), H&E Equipment Services (California), LLC, a Delaware limited liability company (“H&E California”, and together with H&E Delaware and Great Northern, each a “Borrower” and collectively and jointly and severally, the “Borrowers”), the other Credit Parties signatory thereto, Wells Fargo Capital Finance, LLC, as “Successor Agent” to General Electric Capital Corporation (“Agent”), the Lenders signatory thereto from time to time and the other parties thereto. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

Borrower Representative has requested, and Agent and Lenders have agreed, that Section 1.5(a)(ii)(2)(b) of the Credit Agreement be amended by replacing such section in its entirety with the following:

“(b)thereafter, the Applicable Margins (other than the Applicable Unused Line Fee Margin) shall be determined from time to time as set forth below based upon the Leverage Ratio of H&E Delaware and its Subsidiaries as of the last day of the most recent Fiscal Quarter (as reflected in the applicable monthly unaudited Financial Statements required to be delivered hereunder); provided, that, the Applicable Unused Line Fee Margin, shall be (i) 0.50% if the average of the daily closing balances of the aggregate Revolving Loan, the Swing Line Loan and Letters of Credit outstanding during the preceding monthly period for which such Fee is due (as provided in Section 1.9(c)) is less than 33.00% of the Commitments, (ii) 0.375% if the average of the daily closing balances of the aggregate Revolving Loan, the Swing Line Loan and Letters of Credit outstanding during the preceding monthly period for which such Fee is due (as provided in Section 1.9(c)) is equal to or more than 33.00% of the Commitments but less than 66.00% of the Commitments or (iii) 0.25% if the average of the daily closing balances of the aggregate Revolving Loan, the Swing Line Loan and the Letters of Credit outstanding during the preceding monthly period for which such Fee is due (as provided in Section 1.9(c)) is equal to or more than 66.00% of the Commitments:

If Leverage Ratio is:	Level of Applicable Margins:
<2.50 to 1.00	Level I
< 3.50 to 1.00 but ≥ 2.50 to 1.00	Level II
≥ 3.50 to 1.00	Level III

Applicable Margins
	Level I	Level II	Level III
Applicable Revolver Index Margin	0.75%	1.00%	1.25%
Applicable Revolver LIBOR Margin	1.75%	2.00%	2.25%
Applicable L/C Margin	1.75%	2.00%	2.25%

The Applicable Margins (other than the Applicable Unused Line Fee Margin) shall be adjusted from time to time based upon the monthly Financial Statements for the last fiscal month of each Fiscal Quarter required to be delivered hereunder (beginning with the Fiscal Quarter ending on June 30, 2014) which shall be accompanied by a written calculation of the Leverage Ratio of H&E Delaware and its Subsidiaries that is certified on behalf of the Borrower Representative by an Authorized Officer thereof as of the end of each such fiscal month for which such Financial Statements are delivered and that truthfully and accurately evidences the need for an adjustment (the Agent reserving the right to challenge any such Financial Statements or calculation and make any prospective or retroactive claim for any interest that would have accrued but for any inaccuracy of any such Financial Statements or calculation, and Borrowers shall be liable for any such interest deficiency).  Each such adjustment in the Applicable Margins shall be effective as of the first day of the calendar month following the date of delivery of such Financial Statements and written calculation; provided, that if the Borrower Representative shall fail to deliver any such Financial Statements or written calculation for any such fiscal month by the date required pursuant to Section 4.1, then, at Agent’s election, effective as of the first day of the calendar month following the end of each such fiscal month during which such Financial Statements were to have been delivered, and continuing through the first day of the calendar month following the date (if ever) when such Financial Statements and such written calculation are finally delivered, the Applicable Margin (other than the Applicable Unused Line Fee Margin) shall be conclusively presumed to equal the highest Applicable Margin specified in the pricing table set forth above.  If any Default or an Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, that reduction shall be deferred until the first day of the first calendar month following the date on which all Defaults or Events of Default are waived or cured.”

This letter amendment shall become effective as of the date first written above upon receipt of counterparts of this letter amendment from each of the Credit Parties, the Agent, and the Requisite Lenders. Nothing in this letter amendment shall be deemed to be a waiver of any Default or Event of Default presently or hereafter existing or a consent to or an amendment of any provisions of the Credit Agreement other than as expressly set forth above.  This letter amendment shall be governed by, and construed in accordance with, the internal laws (and not the laws of conflicts) of the State of New York and all applicable laws of the United States of America.  All terms of the Credit Agreement and the other Loan Documents, as amended hereby, remain in full force and effect and constitute the legal, valid, binding obligations of the Credit Parties enforceable against the Credit Parties in accordance with such terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.  This letter amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.  This letter amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect hereto.  This letter amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.  Delivery of an executed counterpart of this letter amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow]

Very truly yours,

WELLS FARGO CAPITAL FINANCE, LLC, as Successor Agent and a Lender

By: /s/ Matt Mouledous
Name: Matt Mouledous
Title: VP

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Susanna Profis
Name: Susanna Profis
Title: Senior Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as an Exiting Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Ross Gilbert
Name: Ross Gilbert
Title: Authorized Officer

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

REGIONS BANK,
as a Lender

By:
Name:
Title:

CAPITAL ONE BUSINESS CREDIT CORP., as a Lender

By:
Name:
Title:

Acknowledged and Agreed as of the date set forth above:

H&E EQUIPMENT SERVICES, INC.,
as a Borrower

By:  /s/ Leslie Magee
Name: Leslie Magee
Title: CFO

H&E EQUIPMENT SERVICES (CALIFORNIA), LLC,

as a Borrower

By: /s/ Leslie Magee_____________________________

Name: Leslie Magee

Title: Secretary

GREAT NORTHERN EQUIPMENT, INC.,

as a Borrower

By: /s/ Leslie Magee
Name:
Title:

GNE INVESTMENTS, INC.,

as a Credit Party

By: /s/ Leslie Magee
Name: Leslie Magee
Title: CFO

H&E FINANCE CORP.,

as a Credit Party

By: /s/ Leslie Magee
Name: Leslie Magee
Title: CFO

H&E CALIFORNIA HOLDING, INC.,

as a Credit Party

By:_/s/ Leslie Magee__________________________________

Name: Leslie Magee

Title: Secretary

H&E EQUIPMENT SERVICES (MID-ATLANTIC), INC.,
as a Credit Party

By: /s/ Leslie Magee__________________________________
Name: Leslie Magee
Title: CFO